Exhibit 10.1

Execution Version

EIGHTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

THIS EIGHTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of February 6, 2020, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C. and STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C., each a Delaware limited liability company (collectively, “Original Seller”) and STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company (“Funding VI Seller”), and SPT CA FUNDINGS 2, LLC, a Delaware limited liability company (“SPT CA Seller”; together with Original Seller and Funding VI Seller, individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Original Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, and that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, and that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018, and that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018, and that certain Fifth Amendment to Uncommitted Master Repurchase Agreement, dated as of January 10, 2019, and that certain Sixth Amendment to Uncommitted Master Repurchase Agreement, dated as of September 17, 2019, and that certain Seventh Amendment to Uncommitted Master Repurchase Agreement, dated as of December 6, 2019 (the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.       Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)    The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

“Maximum Facility Amount” shall mean One Billion Eight Hundred Million and No/100 Dollars ($1,800,000,000.00).

2.       Upsize Fee. As consideration for Buyer’s agreement to enter into this Amendment, Buyer shall have received payment from Sellers of the Eighth Amendment Upsize Fee on the date hereof.

3.       Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)    Amendment. This Amendment, duly executed and delivered by Sellers, Guarantor and Buyer.

(b)    Amendment to Fee Letter. The Fifth Amendment to Fee Letter, dated as of the date hereof, by and between Buyer and Sellers.

(c)    Responsible Officer Certificate. A signed certificate from a Responsible Officer of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor, unless otherwise stated therein; and (ii) the authority of Seller and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d)    Good Standing. Certificates of existence and good standing for the Seller, Pledgor and Guarantor.

(e)    Legal Opinion. Opinions of outside counsel to Seller and Guarantor reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.

(f)     Buyer’s Costs. Payment by Sellers of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.       Representations and Warranties. All representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Requested Exceptions Report and except that if any such representation or warranty is expressly stated to have been made as of a specific date, then such representation or warranty shall be true and correct as of such specific date).

5.       Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment and the Fifth Amendment to the Fee Letter, all terms, covenants and provisions of the Master Repurchase Agreement and the Fee Letter are ratified and confirmed and shall remain in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its execution hereof, Guarantor hereby reaffirms its obligations under the Guarantee Agreement.

6.       Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

7.       Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8.       Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

9.       Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.     References to Transaction Documents. All references to the Master Repurchase Agreement or the Fee Letter in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or the Fee Letter, as amended hereby and by the Fifth Amendment to Fee Letter, as applicable, unless the context expressly requires otherwise.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Executive Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Eighth Amendment to Uncommitted Master Repurchase Agreement

SELLER:

STARWOOD PROPERTY MORTGAGE SUB- 14, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name: Andrew J. Sossen
Title: Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB- 14-A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name: Andrew J. Sossen
Title: Authorized Signatory

STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name: Andrew J. Sossen
Title: Authorized Signatory

SPT CA FUNDINGS 2, LLC, a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name: Andrew J. Sossen
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Eighth Amendment to Uncommitted Master Repurchase Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a Maryland corporation

By:	/s/ Andrew J. Sossen
Name: Andrew J. Sossen
Title: Authorized Signatory

Signature Page to Eighth Amendment to Uncommitted Master Repurchase Agreement